WORLD OMNI FINANCIAL CORP.
WORLD OMNI WHOLESALE MASTER TRUST 1994
SERIES 1994-1,  SERIES 1995-1, SERIES 1996-1 and SERIES 1996-2

************************************************************************************************************************************
************************************************************************************************************************************
COLLECTIONS:                                                         For the Twelve Months ended:
                                                                     November , 1998
************************************************************************************************************************************
Principal Collections: Total Pool                                      $5,031,798,896.41

Interest Collections
       Regular Pool                                                       $49,710,017.47
       Concentration Pool                                                  $5,097,895.96
          ==============================                                  ===============
          Interest Collections: Total Pool                                $54,807,913.43

Investment Proceeds
       Regular Pool                                                        $2,907,961.91
       Concentration Pool                                                     $36,959.63
          ==============================                                   ===============
           Total Investment Proceeds:  Total Pool                          $2,944,921.54

Series 1996-1: Yield Supplement Deposit Amount                                     $0.00
************************************************************************************************************************************

************************************************************************************************************************************
ALLOCATION PERCENTAGES*  (Note: Calculated first day of following    Calculated as of
          month using recalculated prior month ending balances.)     October 31, 1998
************************************************************************************************************************************
Series Allocation Percentages
       Regular Pool
          Series 1994-1                                                            65.55%
          Series 1996-1                                                             0.00%
          Series 1996-2                                                            34.45%
       Concentration Pool
          Series 1995-1                                                           100.00%

Floating Allocation Percentages
       Regular Pool
          Series 1994-1                                                            59.88%
          Series 1996-1                                                             0.00%
          Series 1996-2                                                            31.98%
       Concentration Pool
          Series 1995-1                                                             0.00%

Principal Allocation Percentages
       Regular Pool
          Series 1994-1                                                            na
          Series 1996-1                                                            na
          Series 1996-2                                                            na
       Concentration Pool
          Series 1995-1                                                            na

Excess Transferor Percentage
       Regular Pool                                                                 2.00%
       Concentration Pool                                                         100.00%
************************************************************************************************************************************


************************************************************************************************************************************
PRINCIPAL AND FUNDED AMOUNTS:                                        As of last day of:
                                                                     November , 1998
************************************************************************************************************************************
Series 1994-1 Initial Principal Amount: Class A                          $317,000,000.00
Series 1994-1 Initial Principal Amount: Class B                           $16,000,000.00
Series 1994-1 Excess Funding Account Balance Available to Investor        $22,886,542.36
Series 1994-1 Principal Distributed to Investors                                   $0.00
Series 1994-1 Principal Funding Account Balance                                    $0.00
Series 1994-1 unreimbursed Investor Charge Offs                                    $0.00
Series 1994-1 Invested Amount                                            $310,113,457.64
Series 1994-1 outstanding Principal Balance                              $333,000,000.00

Series 1995-1 Initial Principal Amount                                             $0.00
Series 1995-1 Excess Funding Account Balance Available to Investors                $0.00
Series 1995-1 Principal Distributed to Investors                                   $0.00
Series 1995-1 Principal Funding Account Balance                                    $0.00
Series 1995-1 unreimbursed Investor Charge Offs                                    $0.00
Series 1995-1 Invested Amount                                                      $0.00
Series 1995-1 outstanding Principal Balance                                        $0.00

Series 1996-1 Initial Funded Amount                                       $15,000,000.00
Series 1996-1 Aggregate Incremental Funded Amounts                        $35,000,000.00
Series 1996-1 Aggregate Optional Early Pay Out Amounts                    $50,000,000.00
Series 1996-1 Funded Amount                                                        $0.00
Series 1996-1 Excess Funding Account Balance Available to Investors                $0.00
Series 1996-1 Principal Distributed to Investors                                   $0.00
Series 1996-1 Principal Funding Account Balance                                    $0.00
Series 1996-1 unreimbursed Investor Charge Offs                                    $0.00
Series 1996-1 Invested Amount                                                      $0.00
Series 1996-1 outstanding Principal Balance                                        $0.00

Series 1996-2 Initial Principal Amount: Class A                          $167,500,000.00
Series 1996-2 Initial Principal Amount: Class B                            $7,500,000.00
Series 1996-2 Excess Funding Account Balance Available to Investors        $9,382,044.76
Series 1996-2 Principal Distributed to Investors                                   $0.00
Series 1996-2 Principal Funding Account Balance                                    $0.00
Series 1996-2 unreimbursed Investor Charge Offs                                    $0.00
Series 1996-2 Invested Amount                                            $165,617,955.24
Series 1996-2 outstanding Principal Balance                              $175,000,000.00
************************************************************************************************************************************


************************************************************************************************************************************
POOL FACTOR FOR THE CERTIFICATES                                     As of:
                                                                     November 30, 1998
************************************************************************************************************************************
Series 1994-1: Class A                                                              1.00000000
Series 1994-1: Class B                                                              1.00000000
Series 1996-2: Class A                                                              1.00000000
Series 1996-2: Class B                                                              1.00000000
************************************************************************************************************************************
************************************************************************************************************************************
POOL BALANCE:                                                        Period from:
                                                                     Dec 1, 1997 to Nov 30, 1998
************************************************************************************************************************************
Pool Balance, beginning of period
       Regular Pool                                                    $549,845,471.82
       Concentration Pool                                               $35,517,792.14
          ==============================                               ===============
          Total Pool                                                   $585,363,263.96

Pool Balance, end of period
       Regular Pool                                                    $517,218,205.85
       Concentration Pool                                               $66,908,505.96
          ==============================                               ===============
          Total Pool                                                   $584,126,711.81

Pool Balance, average
       Regular Pool                                                    $536,195,767.50
       Concentration Pool                                               $57,401,244.19
          ==============================                               ===============
          Total Pool                                                   $593,597,011.69
************************************************************************************************************************************
************************************************************************************************************************************
REGULAR POOL DISTRIBUTIONS                                           Period from:
                                                                     Dec 1, 1997 to Nov 30, 1998
************************************************************************************************************************************
Principal Distributions to Investors
          Series 1994-1: Class A                                                 $0.00
          Series 1994-1: Class B                                                 $0.00
          Series 1996-1                                                          $0.00
          Series 1996-2: Class A                                                 $0.00
          Series 1996-2: Class B                                                 $0.00

Monthly Interest to Investors
          Series 1994-1: Class A                                        $18,682,463.33
          Series 1994-1: Class B                                           $970,692.34
          Series 1996-1                                                  $1,728,472.22
          Series 1996-2: Class A                                         $9,769,194.44
          Series 1996-2: Class B                                           $447,366.20

Regular Pool Transferors Interest                                        $1,297,978.53

Interest Shortfall
          Series 1994-1: Class A                                                 $0.00
          Series 1994-1: Class B                                                 $0.00
          Series 1996-1                                                          $0.00
          Series 1996-2: Class A                                                 $0.00
          Series 1996-2: Class B                                                 $0.00

Servicing Fee
          Series 1994-1                                                  $3,045,355.13
          Series 1996-1                                                    $262,741.99
          Series 1996-2                                                  $1,615,780.01

Reserve Fund Deposit Amount
          Series 1994-1                                                          $0.00
          Series 1996-1                                                          $0.00
          Series 1996-2                                                          $0.00
************************************************************************************************************************************
************************************************************************************************************************************
REGULAR POOL DISTRIBUTIONS (cont.)                                   Period from:
                                                                     Dec 1, 1997 to Nov 30, 1998
************************************************************************************************************************************
Investor Default Amount
          Series 1994-1                                                          $0.00
          Series 1996-1                                                          $0.00
          Series 1996-2                                                          $0.00

Carry Over Amount
          Series 1994-1                                                          $0.00
          Series 1996-1                                                          $0.00
          Series 1996-2                                                          $0.00

Amount Distributed not including Excess Distribution to Transferor      $37,820,044.21

Unreimbursed Charge-off Amounts                                                  $0.00

Non-use Fee (Series 1996-1)                                                 $21,666.67
Increased Cost Amounts (Series 1996-1)                                           $0.00

Previously waived servicing fee
          Series 1994-1                                                          $0.00
          Series 1996-1                                                          $0.00
          Series 1996-2                                                          $0.00

Excess Distributed to Transferor                                        $14,776,268.50

Total Distributed                                                       $52,617,979.38

Monthly Interest - $ per thousand
          Series 1994-1 Class A                                                 $58.93521556
          Series 1994-1 Class B                                                 $60.66827111
          Series 1996-1                                                         $34.56944444
          Series 1996-2 Class A                                                 $58.32354889
          Series 1996-2 Class B                                                 $59.64882667
************************************************************************************************************************************

************************************************************************************************************************************
RESERVE FUNDS                                                        As of:
                                                                     December 28, 1998
************************************************************************************************************************************
Series 1994-1
          Balance                                                        $1,665,000.00
          Deficiency Amount                                                      $0.00

Series 1995-1
          Balance                                                                $0.00
          Deficiency Amount                                                      $0.00

Series 1996-1
          Balance                                                          $250,000.00
          Deficiency Amount                                                      $0.00

Series 1996-2
          Balance                                                          $875,000.00
          Deficiency Amount                                                      $0.00
************************************************************************************************************************************


************************************************************************************************************************************
CHARGE OFFS                                                         As of:
                                                                    November 30, 1998
************************************************************************************************************************************
Defaulted Receivables                                                            $0.00
Investor Default Amount                                                          $0.00
Deficiency Amount                                                                $0.00
Draw Amount                                                                      $0.00
Investor Charge-Off's                                                            $0.00
************************************************************************************************************************************

************************************************************************************************************************************
REGULAR POOL SERIES SUBORDINATED AMOUNTS                             As of:
                                                                     November 30, 1998
************************************************************************************************************************************
Required Subordinated Amount
          Series 1994-1                                                 $22,148,332.30
          Series 1996-1                                                          $0.00
          Series 1996-2                                                  $8,994,096.56

Available Subordinated Amount
          Series 1994-1                                                 $22,148,332.30
          Series 1996-1                                                          $0.00
          Series 1996-2                                                  $8,994,096.56
************************************************************************************************************************************

************************************************************************************************************************************
EXCESS RECEIVABLES                                                   As of:
          To be used in the following month's computations.          November 30, 1998
************************************************************************************************************************************
Pool Total Components of Excess Receivables:
          Used Vehicles                                                $105,857,862.78
          Finance Hold Receivables                                       $5,655,058.31
          Auction Advantage Program                                              $0.00
          Delayed Payment Program                                          $464,803.00
          Payment Agreements                                               $117,190.76

Pool Limits on Components of Excess Receivables:
          Used Vehicles                                                $204,444,349.13
          Finance Hold Receivables                                               $0.00
          Auction Advantage Program                                     $29,206,335.59
          Delayed Payment Program                                       $11,682,534.24
          Payment Agreements                                               $500,000.00

Total unallocated Excess Receivables                                     $5,655,058.31

Allocated Excess Receivables
          Series 1994-1                                                  $3,725,146.49
          Series 1995-1                                                          $0.00
          Series 1996-1                                                          $0.00
          Series 1996-2                                                  $1,929,911.82
************************************************************************************************************************************

************************************************************************************************************************************
DELINQUENCIES                                                        As of:
                                                                     November 30, 1998
************************************************************************************************************************************
30 Day Delinquencies in excess of $1,000                                         $0.00
************************************************************************************************************************************

************************************************************************************************************************************
EXCESS FUNDING ACCOUNT BALANCES                                      As of:
                                                                     November 1998
************************************************************************************************************************************
Series 1994-1
          Outstanding Principal Balance                                $333,000,000.00
          Regular Pool Balance                                         $517,218,205.85
          Subordination Percentage                                                5.50%
          Non Transferor's Percentage                                            98.00%
          Series Allocation Percentage                                           65.55118110%
          Excess Funding Amount                                         $22,886,542.35

Series 1995-1
          Outstanding Principal Balance                                          $0.00
          Concentration Pool Balance                                    $66,908,505.96
          Subordination Percentage                                                9.25%
          Non Transferor's Percentage                                            98.00%
          Series Allocation Percentage                                          100.000000%
          Excess Funding Amount                                                  $0.00

Series 1996-1
          outstanding Principal Balance                                          $0.00
          Regular Pool Balance                                         $517,218,205.85
          Subordination Percentage                                               10.00%
          Non Transferor's Percentage                                            98.00%
          Series Allocation Percentage                                            0.00000000%
          Excess Funding Amount                                                  $0.00

Series 1996-2
          outstanding Principal Balance                                $175,000,000.00
          Regular Pool Balance                                         $517,218,205.85
          Subordination Percentage                                                4.00%
          Non Transferor's Percentage                                            98.00%
          Series Allocation Percentage                                           34.44881890%
          Excess Funding Amount                                          $9,382,044.78
************************************************************************************************************************************

************************************************************************************************************************************
ASSET COMPOSITION EVENTS:                                            For end of Period
                                                                     November 30, 1998
************************************************************************************************************************************

Total Pool: 2 month test (actual lowest mth less than test)                       5.87%
          Test Value                                                             50.00%
          Event                                                                none

Total Pool: 12 month test                                                         0.00%
          Test Value                                                             25.00%
          Event                                                                none

Series 1995-1: 2 month test                                                     n/a
          Test Value                                                            n/a
          Event                                                                 n/a

Series 1995-1: 12 month test                                                    n/a
          Test Value                                                            n/a
          Event                                                                 n/a
************************************************************************************************************************************


************************************************************************************************************************************
SERIES 1995-1 SUBORDINATION:                                         For end of Period
                                                                     November 30, 1998
************************************************************************************************************************************
(1) Incremental Subordinated Amount  (ISA)
Concentration Pool Total Amounts
          Excess Receivables                                                      0.00
          Class IV Receivables                                                    0.00
          Unreviewed Receivables                                                  0.00
          Rejected Receivables                                                    0.00

ISA Percentage
           Excess Receivables                                                   100%
           Class IV Receivables                                                  25%
           Unreviewed Receivables                                                25%
           Rejected Receivables                                                 100%

Incremental Subordinated Amount: Total                                            0.00

(2) Required Subordinated Amount
              9.25% x Con Pool Bal x Series 1995-1 Alloc %*.98                    0.00
          + Incremental Subordinated Amount                                       0.00
                                                                                  0.00

(3) Available Subordinated Amount
          Lesser of RSA or:
          Available Subordinated Amount (previous DD)                             0.00
           - Required Draw Amount (previous DD)                                   0.00
           - Reserve Fund w/d (on previous DD)                                    0.00
           + portion of Excess Interest to Transferor (previous DD)         510,368.70
           - Incremental Subordination Amount (previous DD)                       0.00
           + Incremental Subordination Amount (current DD)                        0.00
           - Subord % of change in EFA (since previous DD)                        0.00
          Ending ASA:                                                             0.00

(4) Reserve Fund Balance                                                          0.00
************************************************************************************************************************************

************************************************************************************************************************************
SERIES 1995-1 EARLY AMORTIZATION EVENTS:                             For Month of:
                                                                     November, 1998
************************************************************************************************************************************
(1) Available Subordinated Amount (ASA)                                         n/a
           Required Subordinated Amount (RSA)                                   n/a
           Test Event: ASA less than  RSA                                       n/a

(2) Servicer Default                                                           None

(3) Principal not Repaid by Expected Final Pmt Date                            None
************************************************************************************************************************************

************************************************************************************************************************************
SERIES 1995-1 MEGADEALERSHIPS                                        For Month of:
                                                                     November , 1998
************************************************************************************************************************************
Dealership Groups in excess of 30% of Receivables:                      $20,269,386.82
Test Value                                                               20,072,551.79
************************************************************************************************************************************


************************************************************************************************************************************
CONCENTRATION POOL DISTRIBUTIONS                                     For the 12 months ended
                                                                     November 30, 1998
************************************************************************************************************************************
Excess Transferor's Percentage x Interest Collections                     4,894,645.37
Monthly Interest to Investors                                                  -
Interest Shortfall                                                             -
Monthly Servicing Fee (1%)                                                     -
Reserve Fund Deposit Amount                                                    -
Investor Default Amount                                                        -
Carry-Over Amount                                                              -
Amount Distributed                                                             -
Unreimbursed  Charge-off Amounts                                               -
Previously waived Servicing Fee                                                -
Excess Interest Distributed to Transferor                                   240,210.22
          Total Distributed                                               5,134,855.59

Total Distributed to WOFCO                                                5,134,855.59

Charge-offs:
          Defaulted Receivables                                                   0.00
          Investor Default Amount                                                 0.00
          Deficiency Amount                                                       0.00
          Draw Amount                                                             0.00
          Investor Charge-Offs                                                    0.00
************************************************************************************************************************************

